United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                      March 1, 2016 (March 1, 2016)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

           New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 — Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements.

On March 1, 2016, Overseas Shipholding Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing fourth quarter and full year 2015 earnings.

Section 8 – Other Events

Item 8.01	Other Events.

On March 1, 2016, the Company issued a press release announcing that its Board of Directors had declared a dividend of $0.08 on each share of Class A common stock and Class B common stock with a record date of March 18, 2016 and a payment date of March 25, 2016. In connection with the dividend, holders of warrants for the Company’s Class A and Class B common stock will be entitled to receive, upon exercise, additional shares of Class A common stock in respect of the dividend in accordance with the warrants’ terms. A copy of the press release is attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Press Release dated March 1, 2016.
99.2	Press Release dated March 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: March 1, 2016	By	/s/ James D. Small III
Name: James D. Small III Title: Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 1, 2016.
99.2	Press Release dated March 1, 2016.